UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 1, 2010

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(Exact name of Registrant as specified in its charter)
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Commission File Number 1-6227

Iowa (State of Incorporation)	20-4195009 (I.R.S. Employer Identification No.)

2108 140th Avenue, P.O. Box 21
Algona, IA  50511
(Address of Principal Executive Offices)

(515) 395-8888
Registrant’s telephone number, including area code
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 24, 2010, the Board of Directors of East Fork Biodiesel (the “Company”) commenced a private offering of subordinated unsecured notes convertible into the Company’s membership units (“convertible debt”) to accredited investors, as defined in Regulation D of the Securities Act of 1933, as amended, including the Company’s existing members who qualified.  The offering was for a minimum principal amount of $17,000,000 and a maximum of $27,500,000 of the convertible debt.  On June 29, 2010 the private offering terminated according to its terms. On July 1, 2010, the Company’s escrow agent returned all of the deposits received from subscribing investors because the offering did not meet certain of its conditions to closing, including the required minimum subscription level. The Company planned to use the proceeds from the offering to make plant modifications for pretreatment, as well as for working capital, to service the Company’s debt and pay its interim operating expenses.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAST FORK BIODIESEL, LLC

Date: July 8, 2010	By:
Chris Daniel
Chief Executive Officer